EXHIBIT 10.11

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°14

TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

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AMENDMENT N°14 TO THE

A320 NEO FAMILY PURCHASE AGREEMENT

This amendment N°14 (the “Amendment N°14”) dated 3 March 2017 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 1 Rond‑Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103377 on 10 May 2012 for the manufacture and sale by the Seller and purchase by the Buyer of thirty-six (36) firm A320 NEO Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   The Buyer and the Seller have signed an amendment N°1 to the Purchase Agreement on 28 December 2012 for the manufacture and sale by the Seller and purchase by the Buyer of fourteen (14) incremental A320 NEO Family aircraft referred to as “Amendment N°1”.

C.   The Seller and the Buyer have signed an amendment N°2 to the Purchase Agreement on 14 July 2014 to (i) [*] and (ii) [*] referred to as “Amendment N°2”.

D.   The Buyer and the Seller have signed an amendment N°3 to the Purchase Agreement on 14 July 2014 for the manufacture and sale by the Seller and purchase by the Buyer of sixty (60) incremental A320 NEO Family aircraft referred to as “Amendment N°3”.

E.   The Buyer and the Seller have signed an amendment N°4 to the Purchase Agreement on 10 October 2014 for [*] referred to as “Amendment N°4”.

F.   The Buyer and the Seller have signed an amendment N°5 to the Purchase Agreement on 3 March 2015 for the cancellation of sixty (60) Amendment 3 NEO Aircraft and for the manufacture and sale by the Seller and purchase by the Buyer of ninety (90) incremental A321 NEO Family aircraft referred to as “Amendment N°5”.

G.   The Buyer and the Seller have signed an amendment N°6 to the Purchase Agreement on 18 March 2015 to [*] referred to as “Amendment N°6”.

H.   The Buyer and the Seller have signed an amendment N°7 to the Purchase Agreement on 09 November 2015 in order to [*] referred to as “Amendment N°7”.

I.    The Buyer and the Seller have signed an amendment N°8 to the Purchase Agreement on 08 January 2016 in order to [*] referred to as “Amendment N°8”.

J.   The Buyer and the Seller have signed an amendment N°9 to the Purchase Agreement on 04 April  2016  in order to [*] referred to as “Amendment N°9”.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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K.   The Buyer and the Seller have signed an amendment N°10 to the Purchase Agreement on 12 April 2016 in order to [*] referred to as “Amendment N°10”.

L.   The Buyer and the Seller  have signed an amendment N°11 on 2 June 2016 in order to [*] referred to as “Amendment N°11”.

M.  The Buyer and the Seller have signed an amendment n°12 on 17 August 2016 in order to among other things (i) introduce the new A321-200NX standard specification, [*] referred to as “Amendment N°12”.

N.   The Buyer and the Seller have signed an amendment n°13 on 20 December 2016 in order to [*] referred to as “Amendment N°13”.

       The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the  “Agreement”.

O.   The Parties now wish to enter into this Amendment N°14 in order to among others [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°14. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1.          [*]

1.1        [*]

1.2        [*]

1.3        [*]

2.          [*]

2.1        [*]

2.2        [*]

3.          [*]

             [*]

4.          INCONSISTENCY AND CONFIDENTIALITY

4.1        In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°14, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

4.2        This Amendment N°14 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

4.3        This Amendment N°14 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

5.          COUNTERPARTS

This Amendment N°14 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

6.          LAW AND JURISDICTION

This Amendment N°14 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°14 as if the same were set out in full herein, mutatis mutandis.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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IN WITNESS WHEREOF this Amendment N°14 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Grant Levy	By:	/s/ Christophe Mourey

Its:	Executive Vice President	Its:	Senior Vice President Contracts

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APPENDIX 1 TO AMENDMENT N°14

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT N°1A

Air Lease Corporation

Subject:[*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 14 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10th, 2012 (the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 1A to the Amendment (the “Letter Agreement”) [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment, except that solely for the purpose of this Letter Agreement, the term “Aircraft” shall mean [*].

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT N°1A

1           [*]

2           [*]

3           [*]

4           [*]

5           [*]

6           [*]

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8           [*]

9           [*]

10         INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Amendment, the terms of this Letter Agreement shall prevail over the terms of the Amendment.

11        CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

[*]

12        ASSIGNMENT

[*].

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT N°1A

13        LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Agreement shall apply to this Letter Agreement.

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LETTER AGREEMENT N°1A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

Air Lease Corporation		AIRBUS S.A.S.

Name:	/s/ Grant Levy	Name:	/s/ Christophe Mourey

Title:	Executive Vice President	Title:	Senior Vice President Contracts

Date:	March 3, 2017

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LETTER AGREEMENT N°1A

APPENDIX A

[*]

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT N°1B

Air Lease Corporation

Subject: [*]

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N° 14 dated even date herewith (the “Amendment”) to the A320 NEO Family Purchase Agreement dated as of May 10th, 2012 (the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement N° 1B to the Amendment (the “Letter Agreement”) [*].

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and the Amendment, except that solely for the purpose of this Letter Agreement, the term “Aircraft” shall mean [*].

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of the Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT N°1B

1           [*]

2           [*]

3           [*]

4           [*]

5           [*]

6           [*]

7           [*]

8           [*]

9           [*]

10         INCONSISTENCIES

In the event of any inconsistency between the terms of this Letter Agreement and the terms of the Agreement, the terms of this Letter Agreement shall prevail over the terms of the Agreement.

11         CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

Notwithstanding the foregoing, this Letter Agreement can be released in whole to [*].

12         ASSIGNMENT

[*].

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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LETTER AGREEMENT N°1B

13         LAW AND JURISDICTION

This Letter Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Agreement shall apply to this Letter Agreement.

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LETTER AGREEMENT N°1B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Air Lease Corporation	AIRBUS S.A.S.

Name: /s/ Grant Levy	Name: /s/ Christophe Mourey

Title: Executive Vice President	Title: Senior Vice President Contracts

Date: March 3, 2017

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LETTER AGREEMENT N°1B

APPENDIX A

[*]

[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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